                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): March 14, 2000
                                                       ---------------

                             Entrust Technologies Inc.
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               (Exact Name of Registrant as Specified in its Charter)

                                      Maryland
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                   (State or Other Jurisdiction of Incorporation)

                000-24733                                   62-1670648
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        (Commission File Number)                       (I.R.S. Employer
                                                       Identification No.)

One Preston Park South, 4975 Preston Park Blvd., Suite 400, Plano, TX   75093
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                (Address of Principal Executive Offices)              (Zip Code)


                                (972) 943-7300
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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  This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of filing the financial statements of CygnaCom Solutions, Inc. ("CygnaCom") required by Item 7(a) and the pro forma financial information required by Item 7(b).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(a)  Financial Statements of Businesses Acquired.
     --------------------------------------------
     The financial statements of CygnaCom required by this item are included as
Exhibit 99.2 to this Amendment No. 1 to Current Report on Form 8-K/A and incorporated herein by reference.

(b)  Pro Forma Financial Information.
     --------------------------------
     The pro forma financial information required by this item is included as
Exhibit 99.3 to this Amendment No. 1 to Current Report on Form 8-K/A and incorporated herein by reference.

(c)  Exhibits.
     ---------
     See Exhibit Index attached hereto.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 12, 2000                ENTRUST TECHNOLOGIES INC.
                                   ----------------------------
                                           (Registrant)


                                   By:   /s/ John A. Ryan
                                         ----------------
                                             John A. Ryan
                                             President and
                                             Chief Executive Officer


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                                 EXHIBIT INDEX


Exhibit
Number                                Description
-------                               -----------
 2 Stock Purchase Agreement, dated as of March 14, 2000, by and among Entrust Technologies Inc., CygnaCom Solutions, Inc. and Santosh Chokhani, Isadore Schoen, Sarbari Gupta, Sadegh Kavoussi, Peter Hesse, Scott Shorter, Mike Boberski, Johnny Hsiung, Christine Miller, William Taris, Kristina Rogers, Mark Whitaker, and Edward Morris (previously filed as Exhibit 2 to the Registrant's Current Report on Form 8-K, dated March 24, 2000 (File No. 000-24733)).

23.1      Consent of Deloitte & Touche LLP.

99.1 Press Release dated March 15, 2000 (previously filed as Exhibit 99 to the Registrant's Current Report on Form 8-K, dated March 24, 2000 (File No. 000-24733)).

99.2      Financial Statements of CygnaCom Solutions, Inc.

99.3      Pro Forma Financial Information.

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